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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 8, 2004
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                        GOVERNMENT PROPERTIES TRUST, INC.
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             (Exact name of registrant as specified in its charter)

          Maryland                      1-31962                  20-0611663
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)


  10250 Regency Circle, Suite 100, Omaha, Nebraska                 68114
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      (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code (402) 391-0010
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                                      None
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.01.  ACQUISITION OF ASSETS

         On October 5, 2004, Government Properties Trust, Inc. (GPT) completed its previously announced acquisition of the Food and Drug Administration (FDA) building at 4300 River Road, College Park, Maryland for approximately $22.3 million. The purchase price was determined through arms-length negotiations between GPT and the Class A and Class B membership owners of The Riverdale LLC, unrelated parties with an address at 560 Herndon Parkway, Herndon, VA. GPT funded the purchase price with cash on hand and the assumption of a mortgage loan from a financial institution in the amount of $16.7 million. The mortgage loan bears interest at a fixed rate of 6.75% with principal and interest payments due monthly through November 2026.

         The College Park property, completed in September 2004, totals approximately 79,000 rentable square feet. Approximately 64,000 square feet is leased by the federal government under a modified gross lease and is occupied by the FDA. The current lease with the federal government expires in September 2014. The remaining space, totaling 15,000 rentable square feet is vacant. Under the terms of the acquisition agreement, GPT will pay an additional amount of $1.2 million to the membership owners of The Riverdale LLC should a lease be executed for the vacant space within 6 months of the date of acquisition.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial statements of business acquired.

         The College Park property began operations in September 2004 and therefore financial statements required pursuant to Rule 3-14 of Regulation S-X are not applicable.

         (b)  Pro forma financial information

         The College Park property began operations in September 2004 and therefore pro forma financial information pursuant to Article 11 of Regulation S-X is not applicable.

         (c)  Exhibits

         None







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               GOVERNMENT PROPERTIES TRUST, INC.


Date: October 8, 2004                          By: /s/ Nancy D. Olson
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                                                   Nancy D. Olson
                                                   Chief Financial Officer and
                                                   Treasurer